Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Modular Medical, Inc. (the “Registrant”) on Form 10-K for the period ending March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul M. DiPerna, in my capacity as Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the report.

Date:	June 29, 2018	By:	/s/ Paul M. DiPerna
Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer (principal executive, financial and accounting officer)